UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On December 13, 2010, Trico Shipping AS (“Trico Shipping”) amended its solicitation of consents and waivers, dated November 24, 2010, as amended December 7, 2010 (as so amended, the “Consent Solicitation”), from the holders of its 11 7/8% Senior Secured Notes due 2014 (the “Notes”) to extend the expiration date of the Consent Solicitation to 5:00 p.m., Eastern Time, December 14, 2010 .
     As of 5:00 p.m., Eastern time, December 13, 2010, the original expiration date of the Consent Solicitation, Trico Shipping had received consents and waivers from the holders of 389,887,000 principal amount of Notes, representing approximately 97.5% of the Notes outstanding, and had received indications of intent to consent and waiver from the holders of approximately an additional 1.5% of the Notes outstanding.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements and information in this Form 8-K may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on Trico’s current expectations and beliefs concerning future developments and their potential effect on Trico. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Trico will be those that it anticipates. Trico’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) the ability of Trico Supply to implement a debt-for-equity conversion; (ii) Trico’s and its subsidiaries’ ability to continue as a going concern; (iii) Trico’s and its subsidiaries’ ability to obtain court approval with respect to motions in Trico’s Chapter 11 cases; (iv) the ability of Trico to confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) the ability of Trico and its subsidiaries to obtain and maintain normal terms with vendors and service providers; (vi) Trico’s ability to maintain contracts that are critical to its operations; (vii) the potential adverse impact of the Chapter 11 cases on Trico’s liquidity or results of operations; (viii) the ability of Trico to attract, motivate and/or retain key executives and employees; (ix) the ability of Trico to attract and retain customers; and (x) other risks and factors regarding Trico and its industry identified from time to time in Trico’s reports filed with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Trico undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 14, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary